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                                EXHIBIT (8)(e)(2)

                               AMENDMENT NO. 4 TO

                          FUND PARTICIPATION AGREEMENT

                                     (JANUS)

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                               AMENDMENT NO. 4 TO
                               JANUS ASPEN SERIES
                          FUND PARTICIPATION AGREEMENT
                                (Service Shares)

         The Participation Agreement dated as of April 6, 2000 between Janus Aspen Series (the "Trust"), and Transamerica Life Insurance Company (the "Company"), is hereby amended as follows:

         "Schedule A of the Agreement is hereby deleted in its entirety and replaced with the revised Schedule A attached to this Amendment."

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, it is understood and agreed that the provisions of this Amendment shall control.

         Effective date:    December 1, 2002


JANUS ASPEN SERIES                        TRANSAMERICA LIFE INSURANCE COMPANY

By:      /s/ Bonnie M. Howe               By:   /s/ Larry N. Norman
   -------------------------------           -------------------------------
                                             Larry N. Norman
Name:   Bonnie M. Howe                       President
     -----------------------------

Title:   Vice President
      ----------------------------

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                                   Schedule A
                   Separate Accounts and Associated Contracts


Name of Separate Account              Contracts Funded By Separate Account

Separate Account VA A                 Transamerica Life Insurance Company
                                      Policy  Form No. AV337 101 100397 (The
                                      Atlas Portfolio Builder Variable Annuity)

Separate Account VA E                 Transamerica Life Insurance Company
                                      Policy Form No. AV288 101 95 796
                                      (Privilege Select Variable Annuity)

Separate Account VA C                 Transamerica Life Insurance Company
                                      Individual Policy Form No. AV464 101 121
                                      799 (Transamerica EXTRA Variable
                                      Annuity, formerly Extra Variable Annuity)

                                      Transamerica Life Insurance Company
                                      Group Contract Form No. AV432 101 114
                                      199CRT (Transamerica EXTRA Variable
                                      Annuity, formerly Extra Variable Annuity)

Separate Account VA D                 Transamerica Life Insurance Company
                                      Individual Policy Form No. AV474 101 122
                                      1099 (Transamerica Access Variable
                                      Annuity, formerly Access Variable Annuity)

                                      Transamerica Life Insurance Company
                                      Group Contract Form No. AV432 101 114
                                      199CRT (Transamerica Access Variable
                                      Annuity, formerly Access Variable Annuity)

Separate Account VA B                 Transamerica Life Insurance Company
                                      Policy  Form No. AV494 101 124 100
                                      (Transamerica Landmark Variable Annuity, formerly PFL Endeavor Variable Annuity)

                                      Transamerica Life Insurance Company
                                      Policy Form No. AV400 101 107 198
                                      (Transamerica Freedom Variable Annuity,
                                      formerly PFL Endeavor Platinum Variable
                                      Annuity)

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Separate Account VA K                   Transamerica Life Insurance Company
                                        Policy Form No. AV721 101 149 1001
                                        (Retirement Income Builder III Variable
                                        Annuity)

Separate Account VA P                   Transamerica Life Insurance Company
                                        Policy Form No. AV721 101 149 1001
                                        (Flexible Premium Variable Annuity - A,
                                        under the marketing name "Transamerica
                                        Opportunity Builder")